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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2006
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                          Osage Federal Financial, Inc.
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             (Exact name of registrant as specified in its charter)


      United States                  0-50666                     27-0080039
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


239 East Main Street, Pawhuska, Oklahoma                            74056
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 2.02  Results of Operation and Financial Condition
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     On April 27,  2006,  the  Registrant  issued a press  release to report its results of operations for the quarter and nine months ended March 31, 2006. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.


Item 8.01 Other Events and Regulation FD Disclosure
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     On April 27, 2006, the Registrant announced that its Board of Directors had declared a cash dividend of $0.15 per share payable May 23, 2006 to stockholders of record (other than Osage Federal MHC, its mutual holding company) as of the close of business on May 9, 2006. For further information, reference is made to the Registrant's press release, dated April 27, 2006 which is furnished with this Form 8-K as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits
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     (c) Exhibits. The following exhibits are furnished with this report.

     Exhibit 99.1 -- Press Release dated April 27, 2006.















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     OSAGE FEDERAL FINANCIAL, INC.



Date:  April 27, 2006                By:  /s/ Mark S. White
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                                          Mark S. White
                                          President and Chief Executive Officer














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